Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Integra LifeSciences Holdings Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2023 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Lea Knight, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirement of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 27, 2023	/s/ Lea Knight
Lea Knight
Executive Vice President and Chief Financial Officer